SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2005

THE BEACON FINANCIAL FUTURES FUND, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-115353	20-0963234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Beacon Management Corporation (USA) 116 Village Boulevard, Suite 210 Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 514-1801

Former Name or Former Address, if Changed Since Last Report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	On July 8, 2005, Beacon Management Corporation (USA), as general partner of The Beacon Financial Futures Fund, L.P. (“Partnership”), dismissed Deloitte & Touche LLP (“Deloitte”) as the Partnership’s independent registered public accounting firm, effective immediately.

(b)	Deloitte’s reports on the Partnership’s statements of financial condition as of April 12, 2004 and December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

(c)	As of April 12, 2004 and during the fiscal period ended December 31, 2004 and through July 8, 2005, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement(s) in connection with its reports.

(d)	During the fiscal period ended December 31, 2004 and for the subsequent period through July 8, 2005, there were no “reportable events” (hereinafter defined) requiring disclosure pursuant to Item 304 (a) (1) (v) of Regulation S-K. As used herein, the term “reportable events” means any of the items listed in paragraphs (a) (1) (v) (A) – (D) of Item 304 of Regulation S-K.

(e)	The Partnership intends to engage Altschuler, Melvoin & Glasser, LLP (“AM&G”) to serve as its independent public accounting firm. The Partnership expects to finalize such engagement on or before July 31, 2005. During the two years ended December 31, 2004 and through the date hereof, neither the Partnership nor anyone on its behalf consulted AM&G regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Partnership’s financial statements, nor has AM&G provided to the Partnership a written report or oral advice regarding such principles or audit opinion.

(f)	The Partnership has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from Deloitte dated July 13, 2005 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated July 15, 2005, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 15, 2005

The Beacon Financial Futures Fund, L.P.

By:	Beacon Management Corporation (USA)
General Partner

By:	/s/ Mark S. Stratton
President

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated July 15, 2005, regarding change in certifying accountant.